UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)           On May 17, 2011, Entercom Communications Corp. (the “Company”) held its annual meeting of shareholders.

(b)           The following matters were voted on at the Company’s annual meeting of shareholders:

(i)                       the election of two Class A directors;

(ii)                    the election of five directors other than Class A directors;

(iii)                 an amendment to the Entercom Equity Compensation Plan;

(iv)                an advisory vote on executive compensation

(v)                   advisory vote on the frequency of future advisory votes on executive compensation; and

(vi)                the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

At the annual meeting of shareholders:

(i)                       David J. Berkman and Daniel E. Gold were elected as Class A directors for one-year terms expiring at the Company’s 2012 annual meeting or until their successors are duly elected and qualified;

(ii)                    Joseph M. Field, David J. Field, John C. Donlevie, Robert S. Wiesenthal and Michael J. Wolf were elected as directors for one-year terms expiring at the Company’s 2012 annual meeting or until their successors are duly elected and qualified;

(iii)                 the amendment to the Entercom Equity Compensation Plan was approved;

(iv)                the following resolution regarding the advisory vote on executive compensation was adopted:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED;”

(v)                   a frequency of every Three Years for future advisory votes on executive compensation received the most votes; and

(vi)                the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

The voting results were as follows:

(I)  Election of Class A Directors:

Nominee	For	Withheld	Broker Non-Vote
David J. Berkman	15,600,776	3,956,334	5,828,007
Daniel E. Gold	15,609,661	3,947,449	5,828,007

(II)  Election of Other Directors:

Nominee	For	Withheld	Broker Non-Vote
Joseph M. Field	86,719,651	542,779	5,828,007
David J. Field	86,733,183	529,247	5,828,007
John C. Donlevie	84,799,502	2,462,928	5,828,007
Robert S. Wiesenthal	83,312,323	3,950,107	5,828,007
Michael J Wolf	83,715,382	3,547,048	5,828,007

(III)  Proposed Amendment to the Entercom Equity Compensation Plan:

For	Against	Abstain	Broker Non- Vote
74,442,238	12,815,251	4,941	5,828,007

(IV)  Advisory Vote On Executive Compensation:

For	Against	Abstain	Broker Non- Vote
76,349,941	9,860,490	1,051,999	5,828,007

(V)  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One Year	Two Years	Three Years	Abstain	Broker Non- Vote
10,826,548	8,090	75,365,992	1,061,800	5,828,007

(VI)  Ratification of The Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2011.

For	Against	Abstain	Broker Non- Vote
92,833,892	238,679	17,866	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ John C. Donlevie
John C. Donlevie
Executive Vice President and
Secretary

Dated: May 18, 2011